Exhibit 10.4

ASSIGNMENT OF OIL, GAS & MINERAL LEASES

STATE OF KANSAS

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COUNTY OF ____________

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KNOW ALL MEN BY THESE PRESENTS:

THAT, CHISHOLM PARTNERS II, a KANSAS LIMITED LIABILITY CORPORATION, whose mailing address is 1010 10th ST., GOLDEN, CO, 80401, hereinafter referred to as "Assignor,"  for One Hundred Dollars and No/100 ($100.00) cash, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby assign, grant, transfer, convey and deliver unto Dala Petroleum Corp., a Nevada corporation, whose mailing address is 1306 West Ohio Ave., Midland, Texas  79701, hereinafter referred to as "Assignee," all of Assignor's rights, title and interest in and to those certain Oil, Gas and Mineral Leases affecting those certain lands situated in ________________ County, Kansas and more particularly described on Exhibit "A" attached hereto and made a part hereof, hereinafter referred to as “Said Leases.”

TO HAVE AND TO HOLD unto said Assignee, subject to the following terms and provisions:

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Assignor hereby binds itself to warrant and forever defend the title to Said Leases against all persons whomsoever claiming the same or any part thereof, by, through or under Assignor, but not otherwise.

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All terms and provisions hereof shall be binding upon, and inure to the benefit of Assignor and Assignee, their heirs, successors and assigns.

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This Assignment is made subject to the terms and provisions of Said Leases, and Assignee agrees to be bound thereby and to indemnify and hold Assignor harmless in connection with any and all obligations relative thereto, the same as though Assignee had originally been named as Lessee in Said Leases.

This instrument may be executed in any number of counterparts and shall be binding on each party executing the same to the same extent as if all parties had executed one instrument.  Such counterparts may be recorded separately or may be combined to form one instrument for recording purposes.

Effective this 21st day of May, 2014.

ASSIGNOR:

By:	/s/Clarence Cottman

NAME:	Clarence Cottman

TITLE:	Managing Director

STATE OF ____________

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COUNTY OF __________

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This instrument was acknowledged before me the undersigned authority on this the _____________________ day of _________, 20__ by ________________, as ________ of __________________________________, on behalf of said corporation.

NOTARY PUBLIC

STATE OF ____________

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COUNTY OF __________

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This instrument was acknowledged before me the undersigned authority on this the _____________________ day of _________, 20__ by ________________, as ________ of __________________________________, on behalf of said corporation.

NOTARY PUBLIC

Exhibit A

LEASE SCHEDULE

Attached to and made a part of that certain Assignment of Oil, Gas & Mineral Lease dated __________________________ by and between ___________ as Assignor and ______________________________, as Assignees.

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